UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Hub Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Hub Group Way
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 630 271-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2025, Hub Group, Inc. (the “Company”) held its 2025 Annual Meeting at 10:00 a.m. at its Corporate Headquarters, located at 2001 Hub Group Way, Oak Brook, Illinois 60523. As of March 17, 2025, the record date for the 2025 Annual Meeting, there were 60,691,372 shares of Class A common stock and 574,903 shares of Class B common stock outstanding and entitled to vote. Each Class A share is entitled to one vote and each Class B share is entitled to approximately 170 votes. A quorum of stockholders, present in person or by proxy, representing 154,103,446 votes were present at the 2025 Annual Meeting. The final voting results of the 2025 Annual Meeting are set forth below. Each of these items is more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”).

Proposal One – Election of Directors

The Company’s stockholders elected each of the Company’s ten nominees for director, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
David P. Yeager	128,280,900	23,015,455	2,807,091
Phillip D. Yeager	131,925,003	19,371,352	2,807,091
Peter B. McNitt	132,148,888	19,147,467	2,807,091
Mary H. Boosalis	126,732,272	24,564,083	2,807,091
Lisa Dykstra	132,150,668	19,145,687	2,807,091
Michael E. Flannery	131,956,072	19,340,283	2,807,091
James C. Kenny	131,851,420	19,444,935	2,807,091
Jenell R. Ross	131,958,464	19,337,891	2,807,091
Martin P. Slark	129,854,380	21,441,975	2,807,091
Gary Yablon	132,143,538	19,152,817	2,807,091

Proposal Two – Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as described in the Proxy Statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
148,711,866	2,569,852	14,637	2,807,091

Proposal Three – Ratification of Appointment of Auditors

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as set forth below:

For	Against	Abstain	Broker Non-Votes
153,535,704	555,882	11,860	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2025	By:	/s/ Thomas P. LaFrance
Executive Vice President Chief Legal and Human Resources Officer